UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
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Securities Exchange Act of 1934

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Definitive Proxy Statement

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Via Renewables, Inc.
(Name of Registrant as Specified In Its Charter)

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Your **Vote** Counts!

VIA RENEWABLES INC.

2022 Annual Meeting

Vote by May 17, 2022

11:59 PM ET

VIA RENEWABLES
VIA RENEWABLES, INC.
12140 WICKCHESTER LN., SUITE 100
HOUSTON, TX 77079

You invested in VIA RENEWABLES INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 18, 2022.**

Get informed before you vote

View the Annual Report including 10-K, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 04, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

May 18, 2022
10:00 AM CDT

12140 Wickchester Ln.
Suite 100
Houston, Texas 77079

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

	Voting Items	Board Recommends
1.	Election of one Class II Director **Nominees:** 01) Nick Wiley Evans Jr.	For
2.	To ratify the appointment of Grant Thornton LLP as the Company's independent registered public accountant for 2022.	For
3.	To approve, on an advisory basis, the compensation of our Named Executive Officers as disclosed in the Proxy Statement.	For

NOTE: If any other matters come properly before the meeting, the persons named in the proxy will vote in their discretion.

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